UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2010

MOUNT KNOWLEDGE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52664	Not Applicable
(State or other jurisdiction of incorporation or	(Commission File Number)	IRS Employer Identification No.)
organization)

39555 Orchard Hill Place, Suite 600 PMB 6096, Novi, Michigan, 48375
(Address of principal executive offices)

888-682-3038
(Registrant’s telephone number, including area code)

N/A
(Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment No. 2 to Definitive Agreement

On December 31, 2010, Mount Knowledge Holdings, Inc. (the “Company”) entered into Amendment No. 2 to Definitive Agreement (“Amendment No. 2”) with Language Key Training Ltd., a British Virgin Islands Corporation, a company owned and controlled by Mark Wood and Chris Durcan (“LK BVI”), Dirk Haddow, Mark Wood, Chris Durcan and Jeff Tennenbaum (collectively, the “Sellers”). Amendment No. 2 amends that certain Definitive Agreement (the “Original Definitive Agreement”) by and among the Company and the Sellers dated as of October 5, 2010, as amended by that certain Amendment No. 1 to Definitive Agreement (“Amendment No. 1” and, together with the Original Definitive Agreement, the “Amended Definitive Agreement”) by and among the Company and the Sellers dated as of October 29, 2010, pursuant to which the Company agreed to acquire an ownership interest in one or more of the entities owned and operated by the Sellers in accordance with the terms and conditions set forth therein. A copy of the Original Definitive Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 8, 2010. A copy of Amendment No. 1 was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 29, 2010.

Amendment No. 2 modified the Amended Definitive Agreement as follows:

  Exhibit A of the Amended Definitive Agreement was replaced with an amended form of subscription agreement.

  Section 3.1 of the Amended Definitive Agreement was amended and restated in its entirety to read as follows: “Share Exchange. The Parties agree that LK Asia shall have the right to purchase from the Sellers a total of Three Hundred Twenty-Five Thousand Seven Hundred Ten (325,710) Ordinary A Shares of the LK Asia (the “LK “A” Shares”), owned and held by the Sellers, for a purchase price determined at Closing and paid in the form of a share exchange of a total of One Million Eight Hundred Thousand (1,800,000) Shares of common stock of the Mount Knowledge Holdings, Inc. (the “MKHD Shares”), in accordance with the terms and conditions of the Share Exchange Agreement, attached hereto as Exhibit B (the “Share Exchange Agreement”).”

  Section 3.2 of the Amended Definitive Agreement was amended and restated in its entirety to read as follows: “Stock Issuance. Company agrees to, by applicable corporate resolution, issue to LK Asia and/or its assigns at Closing a total of four hundred eighty thousand (480,000) shares of the Common Stock (the “MKHD Shares”) of Mount Knowledge Holdings, Inc. at a par value ($0.001 per share), subject to a twelve (12) month sale restriction from the date of issuance (the “Additional Sale Restriction”). The beneficial holder(s) of said MKHD Shares shall execute a letter of acknowledgment of said Additional Sale Restriction upon the issuance of and prior to the receipt of said MKHD Shares. The purpose for the issuance of the MKHD shares by Company is to provide certain employee stock incentives (signing bonus) for key management personnel of LK Asia. LK Asia shall provide Company with a written notice within ten (10) business days from the date of Closing with clear stock issuing instructions, including a list of names, addresses, passport or other applicable identification numbers and the amounts of each share certificate to be issued.”

  Section 3.2 of the Amended Definitive Agreement was further amended by eliminating references therein to Exhibit C, the Stock Purchase Warrant Agreement. Likewise, Exhibit C was eliminated from the Amended Definitive Agreement.

  Section 3.3 of the Amended Definitive Agreement was amended and restated in its entirety to read as follows: “License Revocation and Assignment. Sellers shall cause the cancellation of the trademark licensing royalty agreement (the “Royalty Agreement”) with Foxglove International Enterprises Ltd, a British Virgin Islands Corporation (the “Licensor”) as set forth in the executed license revocation and release deed agreement dated December 31, 2010, attached hereto as Exhibit D (the “License Revocation and Release Deed Agreement”), in exchange for a cash payment from LK Asia in the amount of Thirty-Three Thousand Four Hundred Eighty and No/100 Dollars (USD $33,480.00), due and payable to Foxglove International Enterprises Ltd. (BVI) on the Closing Date, including the assignment to LK Asia the full and unencumbered rights to the “Language Key” name, trademarks, service marks, and any other intellectual property rights owned by Licensor with no limitations and free and clear any claims against LK Asia, and/or its operation subsidiaries, now or in the future, as set forth in the executed assignment agreement dated December 31, 2010, attached hereto as Exhibit E (the “Assignment Deed Agreement”), in exchange for a cash payment from LK Asia in the amount of Thirty-Three Thousand Four Hundred Eighty and No/100 Dollars (USD $33,480.00), due and payable to Foxglove International Enterprises Ltd. (BVI) on the Closing Date.”

  Section 3.4 of the Amended Definitive Agreement was amended and restated in its entirety to read as follows: “Payment of Royalties Owed. The Parties agree that Foxglove International Enterprises Ltd. a BVI company (the “Licensor”) shall be entitled to receive royalty payments (the “Royalty Payments”) from Language Key Training Solutions Ltd, formerly known as The Language Key Training Ltd., a Hong Kong corporation (a subsidiary of LK Asia), for fiscal years 2008 and 2009 in the amount of Sixty-Five Thousand Seven Hundred and Seventy-Six Dollars (USD $65,776), due and payable in twelve (12) equal payments of Five Thousand Four Hundred Eighty-One and 33/100 Dollars (USD $5,481.33) in the form cash payments (wire transfer), with the first payment due on or before December 31, 2010 and subsequent monthly payments thereafter as set forth in an executed promissory note, attached hereto as Exhibit F (the “LK Promissory Note”). This amount shall be recorded as a current liability due to related parties on the balance sheet of Language Key Training Solutions Ltd. until paid in full.”

  Section 3.5 of the Amended Definitive Agreement was amended and restated in its entirety to read as follows: “Use of Existing Training Content. The Parties agree that The Language Key Ltd. (a BVI company) and/or its successor company would be granted a licensing right to use, rework, and/or publish certain existing training content (excluding, content which would be development from the date of this Agreement) owned and held by The Language Key Training Ltd. (a Hong Kong company) and/or its successor company for a term of eighty-eight (88) years, the terms and conditions set forth in the executed content licensing agreement dated December 31, 2010, attached hereto as Exhibit G (the “LK Existing Content Licensing Agreement”).”

Subscription Agreement

In connection with the closing under the Definitive Agreement among the Company and the Sellers dated as of October 5, 2010, as amended by Amendment No.1 and Amendment No.2 (the “Definitive Agreement”), on December 31, 2010, the Company and Mount Knowledge Asia, Ltd., its wholly-owned subsidiary (“MTK Asia”), entered into a subscription agreement (the “Subscription Agreement”) with Language Key Asia, Ltd. (“LK Asia”) for the purchase by the Company or MTK Asia of 10,000,000 shares of ordinary B stock of LK Asia for an aggregate purchase price of $1,000,000 (the “Purchase Price”). Such shares were delivered at the closing and the Purchase Price is payable as follows:

  A payment in the amount of $75,000 is due and payable on or before December 31, 2010;

  A payment in the amount of $75,000 on or before January 15, 2011;

  A payment in the amount of $200,000 on or before February 15, 2011;

  A payment in the amount of $125,000 on or before March 15, 2011; and

  Seven (7) equal payments of $75,000 payable on first day of each month beginning on or before April 15, 2011.

If the Company defaults on a payment, and fails to cure such default within sixty (60) days from the date of such default, LK Asia is entitled to liquidated damages in the amount of $500 per day for each and every day the Company is in default after the sixtieth (60th) day until such default has been cured. If the default is not cured within ninety (90) days from the date of default, then the Company shall forfeit the right to vote the shares subscribed for and received until the default has been cured. If the default is not cured, along with any other outstanding amounts owed to LK Asia, on or before the date in which the final payment is due and payable then LK Asia shall have the right to rescind the subscription and any and all shares of ordinary B stock received by the Company or MTK Asia, as the case may be, shall be cancelled.

Share Exchange Agreement

In connection with the closing under the Definitive Agreement, on December 31, 2010 the Company and MTK Asia entered into a share exchange agreement (the “Share Exchange Agreement”) with the Sellers pursuant to which the Sellers sold an aggregate of 325,710 shares of ordinary A stock of LK Asia (the “LK Asia Shares”) to the Company in exchange for an aggregate of 1,800,000 shares of the Company's common stock.

Promissory Note

In connection with the closing under the Definitive Agreement, on December 31, 2010 LK Asia executed a promissory note (the “Promissory Note”) in the principal amount of $65,776 (the “Principal Amount”) in favor of Foxglove International Enterprises Ltd. (“Foxglove”) in satisfaction of certain royalty payments owed by The Language Key Training, Ltd., a Hong Kong company and an indirect, wholly owned subsidiary of LK Asia (the “HK Subsidiary”), to Foxglove for fiscal years 2008 and 2009.

The Principal Amount is payable in cash in twelve equal monthly installments. LK Asia may prepay, in whole or in part, the Principal Amount, without payment of any premium or penalty. In addition, LK Asia has a right to set-off and/or apply any and all amounts owed to it, its subsidiaries and affiliates by Foxglove, its subsidiaries and affiliates pursuant to any agreement or arrangement between LK Asia and Foxglove and/or their respective subsidiaries and affiliates, against any all amounts owed by LK Asia to Foxglove under the Promissory Note.

As described in Item 2.01 hereof, as a result of the completion of the transactions contemplated by the Definitive Agreement, the Company, through its wholly-owned subsidiary, MTK Asia, owns 100% of the ordinary shares of LK Asia.

Licensing Agreement

In connection with the closing under the Definitive Agreement, on December 31, 2010 LK Asia and LK BVI entered into a licensing agreement pursuant to which LK Asia granted to LK BVI the right to use, rework and/or publish certain existing training content developed prior to December 31, 2010 owned and held by LK Asia for a term of 88 years.

As described in Item 2.01 hereof, as a result of the completion of the transactions contemplated by the Definitive Agreement, the Company, through its wholly-owned subsidiary, MTK Asia, owns 100% of the ordinary shares of LK Asia.

The foregoing disclosure is qualified in its entirety by reference to the Amendment No. 2 (Exhibit 10.1), the Subscription Agreement (Exhibit 10.2), the Share Exchange Agreement (Exhibit 10.3), the Promissory Note (Exhibit 10.4) and the Licensing Agreement (Exhibit 10.5), filed as exhibits to this report and incorporated herein by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 31, 2010, the Company, through its wholly-owned subsidiary, MTK Asia, completed the acquisition of 100% of the ordinary shares of LK Asia (10,000,000 ordinary A and 325,710 ordinary B shares combined) in accordance with the terms of the Definitive Agreement, the Subscription Agreement and the Share Exchange Agreement (the “Acquisition”).

In accordance with the terms of the Definitive Agreement, LK Asia was formed as a holding company of all of the outstanding securities of Language Key Corporate Training Solutions, Ltd. (“LK Training Asia”). As a result of a series of restructuring transactions that were completed prior to the closing under the Definitive Agreement, LK Training Asia is the parent company of The Language Key China, Ltd., a foreign invested enterprise in China (the “China Subsidiary”), and The Language Key Training, Ltd., a Hong Kong company (the “HK Subsidiary” and, together with the China Subsidiary, LK Training Asia and LK Asia, the “LK Entities”). As a group, the LK Entities are engaged in the business of providing English and communication skills training consultancy with offices in Hong Kong, Shanghai, Beijing, Guangzhou and Shenzhen.

In connection with the Acquisition, the Company also issued to LK Asia a total of 480,000 shares of its common stock, at par value, for the purposes of establishing an employee stock incentive plan for key management personnel of LK Asia. Such shares of the Company’s common stock are subject to a twelve month sale restriction from the date of issuance to such personnel.

Also, in connection with the closing of the Acquisition, the Company entered into the Subscription Agreement, the Share Exchange Agreement, the Promissory Note and the Licensing Agreement (collectively, the “Transaction Documents”). The disclosure set forth under Item 1.01 hereof regarding the Transaction Documents is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure set forth under Item 1.01 hereof regarding the Subscription Agreement and Promissory Note is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

The required financial statements will be filed in an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed.

(b) Pro forma financial information.

The required pro forma financial information will be filed in an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed.

(d) Exhibits

Exhibit
Number	Description

10.1	Amendment No. 2 to the Definitive Agreement
10.2	Subscription Agreement
10.3	Share Exchange Agreement
10.4	Promissory Note
10.5	Licensing Agreement
99.1	Press Release (furnished herewith)

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the agreements described herein, future payments of the Purchase Price and Principal Amount, the possibility that the Company will be subject to certain penalties, including the LK Asia’s right to rescind the subscription and cancel the ordinary B shares, upon an event of default under the Subscription Agreement and the filing of financial statements and pro forma financial information in a future filing. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations about the Company’s future performance and the future performance of the Acquired Entities, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended October 31, 2009 filed with the SEC, not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2010

MOUNT KNOWLEDGE HOLDINGS, INC.

By:	/s/ Daniel A. Carr
Daniel A. Carr
President, Chief Executive Officer,
Chief Financial Officer, Treasurer and Director